Exhibit 12.1




                CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES

                   FERRELLGAS PARTNERS, L.P. AND SUBSIDIARIES

             Calculation of Ferrellgas Partners' historical ratio of
                earnings to fixed charges in connection with the
             registration of debt securities of Ferrellgas Partners.
                          (in thousands, except ratios)

                                                                                                            Three months
                                                                 Year ended July 31,                        ended Oct 31,
                                                  -------------------------------------------------    -----------------------
Earnings                                             1998      1999     2000      2001      2002          2001         2002
--------                                          ---------  -------  -------  --------  ----------    ---------    ----------
Pre-tax income from continuing operations         $   4,943  $14,783  $   860  $ 64,068  $ 59,959      $(13,502)     $(22,212)
Add: Fixed charges (see below)                       52,063   50,287   71,978    79,905    71,593        18,463        18,003

Less: capitalized interest                                -        -        -         -       697             -           470
                                                  ---------  -------  -------  --------  ----------    ---------    ----------
          Income as adjusted                      $  57,006  $65,070  $72,838  $143,973  $130,855      $  4,961      $ (4,679)
                                                  =========  =======  =======  ========  ==========    =========    ==========
Fixed charges
-------------
Interest, either expensed or capitalized,
    and amortized capitalized expenses
    related to indebtedness                       $  49,129  $46,621  $58,298  $ 61,544  $ 59,608      $ 15,114      $ 15,166
An estimate of the interest within lease expense      2,934    3,666   13,680    18,361    11,985         3,349         2,837
                                                  ---------  -------  -------  --------  ----------    ---------    ----------
          Fixed charges                           $  52,063  $50,287  $71,978  $ 79,905  $ 71,593      $ 18,463      $ 18,003
                                                  =========  =======  =======  ========  ==========    =========    ==========
Ratio of Earnings to Fixed Charges                      1.1      1.3      1.0       1.8       1.8           0.3          (0.3)
                                                  =========  =======  =======  ========  ==========    =========    ==========

                   FERRELLGAS PARTNERS, L.P. AND SUBSIDIARIES


             Calculation of Ferrellgas Partners' pro forma ratio of
                earnings to fixed charges in connection with the
             registration of debt securities of Ferrellgas Partners.
                          (in thousands, except ratios)

                                                                                                               Three months
                                                                  Year ended July 31,                          ended Oct 31,
                                                     -----------------------------------------------        -----------------------
Earnings                                                1998     1999      2000     2001      2002            2001         2002
--------                                             ---------  -------  -------  --------  --------        ---------    ----------
Pro forma pre-tax income from continuing operations  $  8,584   $18,824  $ 7,715  $ 74,597  $ 59,959       $(13,502)     $(22,212)
Add: Fixed charges (see below)                         52,063    50,287   71,978    79,905    71,593         18,463        18,003
Less: capitalized interest                                  -         -        -         -       697              -           470
                                                     ---------  -------  -------  --------  --------        ---------    ----------
          Pro forma income as adjusted               $ 60,647   $69,111  $79,693  $154,502  $130,855       $  4,961      $ (4,679)
                                                     =========  =======  =======  ========  ========        =========    ==========
Fixed charges
-------------
Interest, either expensed or capitalized, and amortized
    capitalized expenses related to indebtedness      $49,129   $46,621  $58,298  $ 61,544  $ 59,608       $ 15,114      $ 15,166
An estimate of the interest within lease expense        2,934     3,666   13,680    18,361    11,985          3,349         2,837
                                                     ---------  -------  -------  --------  --------        ---------    ----------
          Fixed charges                               $52,063   $50,287  $71,978  $ 79,905  $ 71,593       $ 18,463      $ 18,003
                                                     =========  =======  =======  ========  ========        =========    ==========
Pro forma ratio of earnings to fixed charges              1.2       1.4      1.1       1.9       1.8            0.3          (0.3)
                                                     =========  =======  =======  ========  ========        =========    ==========


                              Exhibit 12.1-1

                   FERRELLGAS PARTNERS, L.P. AND SUBSIDIARIES

             Calculation of Ferrellgas Partners' historical ratio of
         earnings to combined fixed charges and preference distributions in connection with the registration of senior units of Ferrellgas
                                    Partners.
                          (in thousands, except ratios)

                                                                                                                Three months
                                                               Year ended July 31,                              ended Oct 31,
                                             --------------------------------------------------------      -----------------------
Earnings                                        1998      1999       2000        2001         2002           2001         2002
--------                                     ---------  --------  ---------   ---------    ----------      ---------    ----------
Pre-tax income from continuing operations    $  4,943  $ 14,783   $    860    $ 64,068     $ 59,959        $(13,502)     $(22,212)
Add: Fixed charges (see below)                 52,063    50,287     71,978      79,905       71,593          18,463        18,003
Less: capitalized interest                          -         -          -                      697               -           470
                                             ---------  --------  ---------   ---------    ----------      ---------    ----------
         Income as adjusted                  $ 57,006  $ 65,070   $ 72,838    $143,973     $130,855        $  4,961      $ (4,679)
                                             =========  ========  =========   =========    ==========      ========    ===========
Fixed charges
-------------
Interest, either expensed or capitalized,
   and amortized capitalized expenses
   related to indebtedness                   $ 49,129  $ 46,621   $ 58,298    $ 61,544     $ 59,608        $ 15,114      $ 15,166
An estimate of the interest within lease
     expense                                    2,934     3,666     13,680      18,361       11,985           3,349         2,837
                                             ---------  --------  ---------   ---------    ----------      ---------    ----------
         Fixed charges                       $ 52,063  $ 50,287   $ 71,978    $ 79,905     $ 71,593        $ 18,463      $ 18,003

Preference distributions                     $      -  $      -   $ 11,108    $ 18,013     $ 11,172        $  2,802      $  2,782
------------------------                     ---------  --------  ---------   ---------    ----------      ---------    ----------

Combined fixed charges and
preference distributions                     $ 52,063  $ 50,287   $ 83,086    $ 97,918     $ 82,765        $ 21,265      $ 20,785
------------------------                     =========  ========  =========   =========    ==========      ========    ===========

Ratio of Earnings to Fixed Charges                1.1       1.3        0.9         1.5          1.6             0.2          (0.2)
                                             =========  ========  =========   =========    ==========      ========    ===========

                   FERRELLGAS PARTNERS, L.P. AND SUBSIDIARIES

             Calculation of Ferrellgas Partners' pro forma ratio of
         earnings to combined fixed charges and preference distributions in connection with the registration of senior units of
                               Ferrellgas Partners
                          (in thousands, except ratios)

                                                                                                              Three months
                                                               Year ended July 31,                            ended Oct 31,
                                             --------------------------------------------------------      -----------------------
Earnings                                        1998      1999       2000        2001         2002            2001          2002
--------                                     --------  --------   --------    --------     ----------      ---------     ---------
Pro forma pre-tax income from continuing
      operations                             $  8,584  $ 18,824   $  7,715    $ 74,597     $ 59,959        $(13,502)     $(22,212)
Add: Fixed charges (see below)                 52,063    50,287     71,978      79,905       71,593          18,463        18,003
Less: capitalized interest                          -         -          -           -          697               -           470
                                             --------  --------   --------    --------     ----------      ---------     ---------
            Pro forma income as adjusted     $ 60,647  $ 69,111   $ 79,693    $154,502     $130,855        $  4,961      $ (4,679)
                                             ========  ========   ========    ========     ==========      =========     =========
Fixed charges
-------------
Interest, either expensed or
      capitalized, and amortized
      capitalized expenses
      related to indebtedness
                                             $ 49,129  $ 46,621   $ 58,298    $ 61,544     $ 59,608        $ 15,114      $ 15,166
An estimate of the interest within lease
      expense                                   2,934     3,666     13,680      18,361       11,985           3,349         2,837
                                             --------  --------   --------    --------     ----------      ---------     ---------
            Fixed charges                    $ 52,063  $ 50,287   $ 71,978    $ 79,905     $ 71,593        $ 18,463      $ 18,003

Preference distributions                     $      -         -   $ 11,108    $ 18,013     $ 11,172        $  2,802      $  2,782
------------------------                     --------  --------   --------    --------     ----------      ---------     ---------

Combined fixed charges and
preference distributions                     $ 52,063  $ 50,287   $ 83,086    $ 97,918     $ 82,765        $ 21,265      $ 20,785
------------------------                     ========  ========   ========    ========     ==========      =========     =========

Pro forma ratio of earnings to fixed              1.2       1.4        1.0         1.6          1.6             0.2          (0.2)
charges                                      ========  ========   ========    ========     ==========      =========     =========

                                Exhibit 12.1 -2

                        FERRELLGAS, L.P. AND SUBSIDIARIES

              Calculation of Ferrellgas, L.P.'s historical ratio of
                earnings to fixed charges in connection with the
               registration of debt securities of Ferrellgas, L.P.
                          (in thousands, except ratios)

                                                                                                                  Three months
                                                                      Year ended July 31,                         ended Oct 31,
                                                 --------------------------------------------------------    -----------------------
Earnings                                            1998      1999       2000        2001         2002         2001          2002
--------                                         --------  --------   --------    --------     ----------    ---------     ---------
Pre-tax income from continuing operations        $ 20,671  $ 30,606   $ 16,069    $ 82,032     $ 76,359      $ (9,633)     $(11,338)
Add: Fixed charges (see below)                     36,549    34,773     56,931      66,047       55,957        14,497        14,062
Less: capitalized interest                              -         -          -           -          697             -           470
                                                 --------  --------   --------    --------     ----------    ---------     ---------
           Income as adjusted                    $ 57,220  $ 65,379   $ 73,000    $148,079     $131,619      $  4,864      $  2,254
                                                 ========  ========   ========    ========     ==========    =========     =========
Fixed charges
-------------
Interest, either expensed or capitalized, and
    amortized capitalized expenses related to
    indebtedness                                 $ 33,615  $ 31,107   $ 43,251    $ 47,686     $ 43,972      $ 11,148      $ 11,225
An estimate of the interest within lease expense    2,934     3,666     13,680      18,361       11,985         3,349         2,837
                                                 --------  --------   --------    --------     ----------    ---------     ---------
           Fixed charges                         $ 36,549  $ 34,773   $ 56,931    $ 66,047     $ 55,957      $ 14,497      $ 14,062
                                                 ========  ========   ========    ========     ==========    =========     =========
Ratio of Earnings to Fixed Charges                    1.6       1.9       1.3          2.2          2.4           0.3           0.2
                                                 ========  ========   ========    ========     ==========    =========     =========


                        FERRELLGAS, L.P. AND SUBSIDIARIES

              Calculation of Ferrellgas, L.P.'s pro forma ratio of
                earnings to fixed charges in connection with the
               registration of debt securities of Ferrellgas, L.P.
                          (in thousands, except ratios)

                                                                                                               Three months
                                                                    Year ended July 31,                        ended Oct 31,
                                                 --------------------------------------------------------    -----------------------
Earnings                                            1998      1999       2000        2001         2002         2001          2002
--------                                         --------  --------   --------    --------     ----------    ---------     ---------
Pro forma pre-tax income from continuing
    operations                                   $ 24,312  $ 34,647   $ 22,924    $ 92,561     $ 76,359      $ (9,633)    $ (11,338)
Add: Fixed charges (see below)                     36,549    34,773     56,931      66,047       55,957        14,497        14,062
Less: capitalized interest                              -         -          -           -          697             -           470
                                                 --------  --------   --------    --------     ----------    ---------     ---------
           Pro forma income as adjusted          $ 60,861  $69,420    $79,855     $158,608     $131,619      $  4,864     $   2,254
                                                 ========  ========   ========    ========     ==========    =========     =========

Fixed charges
Interest, either expensed or capitalized, and
    amortized capitalized expenses related to
    indebtedness                                 $ 33,615  $ 31,107   $43,251     $ 47,686     $ 43,972      $ 11,148     $  11,225
An estimate of the interest within lease expense    2,934     3,666    13,680       18,361       11,985         3,349         2,837
                                                 --------  --------   --------    --------     ----------    ---------     ---------
           Fixed charges                         $ 36,549  $ 34,773   $56,931     $ 66,047     $ 55,957      $ 14,497     $  14,062
                                                 ========  ========   ========    ========     ==========    =========     =========
Pro forma ratio of earnings to fixed charges          1.7       2.0       1.4          2.4          2.4           0.3           0.2
                                                 ========  ========   ========    ========     ==========    =========     =========